SCHEDULE 14A


                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant
      to Rule 14a-11(c) or Rule 14a-12


                          AMERICAN MEDICAL ALERT CORP.
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4. Proposed maximum aggregate value of transaction:



         5. Total fee paid:



[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1.       Amount Previously Paid:



         2.       Form, Schedule or Registration Statement No.:



         3.       Filing Party:



         4.       Date Filed:

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572
                                   ----------

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, JUNE 16, 1999

         To the Shareholders of American Medical Alert Corp.:

             NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of American Medical Alert Corp. will be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, on Wednesday, June 16, 1999 at 10:30 A.M., Eastern Daylight Time, to consider and act upon the following matters:

                 1. The election of five (5) directors to serve until the next
             Annual Meeting of Shareholders and until their respective successors are elected and qualified;

                 2. The ratification and approval of the appointment of
             Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

                 3. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

                 Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

                 The close of business on April 23, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.


                 By Order of the Board of Directors,


                                                                 JOHN ROGERS,
                                                                 Secretary
Oceanside, New York
May 12, 1999




IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE, ADDRESSED TO THE COMPANY'S TRANSFER AGENT, IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                          AMERICAN MEDICAL ALERT CORP.
                              3265 LAWSON BOULEVARD
                            OCEANSIDE, NEW YORK 11572

                                ----------------

                                 PROXY STATEMENT
                                ----------------

        This Proxy Statement is being furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), of American Medical Alert Corp. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 1999 Annual Meeting of Shareholders (the "Meeting") to be held on Wednesday, June 16, 1999, at 10:30 A.M., Eastern Daylight Time, at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036 and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 1999 Annual Meeting of Shareholders.

        The cost of preparing, assembling and mailing the Notice of 1999 Annual Meeting of Shareholders, this Proxy Statement and the Proxies is to be borne by the Company. The Company will also reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares of Common Stock. The Company may retain an independent proxy solicitation firm to solicit proxies. The cost of such proxy solicitation will be borne by the Company. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, facsimile, telegraph or personal interview. The approximate mailing date of this Proxy Statement is May 12, 1999.

        Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted FOR the election of all nominees named herein to serve as directors and FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

        A Proxy may be revoked by a shareholder at any time before its exercise by filing with John Rogers, the Secretary of the Company at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date or by attendance at the Meeting and voting in person. Attendance at the Meeting will not, in and of itself, constitute revocation of a Proxy.

        The close of business on April 23, 1999 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof. As of the Record Date, there were 6,379,052 shares of Common Stock outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Meeting.

        A majority of the total number of shares of the Company's Common Stock, issued and outstanding and entitled to vote, represented in person or by proxy, is required to constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS


        At the Meeting, shareholders will elect five directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the election of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone, Theodore Simon and Frederic Siegel (the "nominees") to serve as directors upon their nomination at the Meeting. All nominees are currently members of the Board of Directors. Each of Messrs. Howard M. Siegel, Herz and Breitstone was elected by shareholders at the 1996 Annual Meeting of Shareholders. Mr. Simon was elected by shareholders at the 1997 Annual Meeting of Shareholders. Mr. Frederic Siegel was elected by the Board of Directors to fill an existing vacancy thereon. Each nominee has advised the Company of his willingness to serve as a director of the Company. In case any nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies FOR one or more alternative nominees who will be designated by the Board of Directors.

INFORMATION ABOUT NOMINEES

        Set forth below is certain information with respect to each nominee:

        HOWARD M. SIEGEL, 65, has been the Company's Chairman of the Board, President and Chief Executive Officer and a director for more than the past five years. Mr. Siegel also served as the Company's Chief Financial Officer for more than the past five years, prior to the Company hiring Corey M. Aronin to serve in such capacity in September, 1996.

        LEONARD HERZ, 67, has been a director of the Company since June 1993. He has been the President of Leonard Herz and Associates, a financial consulting firm since 1982. Leonard Herz and Associates is located in Denver, Colorado. Mr. Herz is a certified public accountant.

        PETER BREITSTONE, 45, has been a director of the Company since March 1994. He has been the President of Breitstone & Co., Ltd., an insurance brokerage and consulting firm located in Cedarhurst, New York, since December 1989. He is also the President of Shinnecock Insurance Ltd., a company providing reinsurance. He has served in such capacity since December 1987. Mr. Breitstone has also been a practicing attorney in New York for more than the past five years. Mr. Breitstone also serves as a director of Periphonics Corporation.

        THEODORE SIMON, 63, has served as the Senior Vice President of Engineering of Fire Burglary Instruments, a division of Pittway Corp., since 1990. Prior to 1990, Mr. Simon served as President of such company prior to its acquisition by Pittway.

        FREDERIC S. SIEGEL, 29, has been a director of the Company since September 1998 and has served as Vice President of Sales and Marketing for the Company since July 1998. Mr. Siegel joined the Company in April 1994 and has held various sales and marketing positions with the Company. From October 1991 to October 1994, Mr. Siegel served as a benefits consultant for J.N. Savasta Corp.
                                       -2-

NON-DIRECTOR-EXECUTIVE OFFICER

        COREY M. ARONIN, 46, joined the Company in September 1996 as the Chief Financial Officer. Previously, Mr. Aronin held senior financial positions. From December 1995 to May 1996, he served as the Executive Vice President of Finance at Affiliated Island Grocers, Inc. From August 1982 until November 1995, Mr. Aronin served as the Chief Financial Officer and Treasurer at Golden Simcha Poultry, Inc., a closely held corporation, in which Mr. Aronin was a shareholder. A petition was filed under Chapter 7 of the Federal Bankruptcy Act in February 1996 in the United States Bankruptcy Court, District of New Jersey, by several of the creditors of Golden Simcha Poultry, Inc., which petition was confirmed on April 10, 1996. Mr. Aronin is a certified public accountant.

NON-DIRECTOR-SIGNIFICANT OFFICERS

        JOHN LESHER, 44, became the Company's Vice President, Engineering in March 1991. Prior thereto and from 1989, Mr. Lesher served as a senior engineer at the Company's former Bristol, Pennsylvania facility. From May 1984 to November 1988, Mr. Lesher served as the Operations and Manufacturing Director of Advanced Graphic Systems, Inc. (a subsidiary of Automation and Printing International Technology, Inc.), a company engaged in the sale and marketing of computerized printing equipment.

        JOHN ROGERS, 52, joined the Company in 1984 as the Manager of the Emergency Response, Installation and Service Center. He became the Company's Vice President, Operations in July 1993. Additionally, he has been the Secretary of the Company since July 1993. Prior to joining the Company he was employed at Technical Liaison Corporation from 1969 through May 1984 as Installation & Service Manager.

        There is no family relationship between any of the directors, executive officers or significant officers of the Company with the exception of Howard M. Siegel and Frederic S.
Siegel.  Howard M. Siegel is the father of Frederic S. Siegel.

BOARD OF DIRECTOR MEETINGS

        The Board of Directors is responsible for the affairs and the business of the Company. During the Company's fiscal year ended December 31, 1998, the Board of Directors held five meetings. During such year, the Board of Directors acted on one occasion by unanimous written consent.

COMMITTEES

        The Stock Option Committee of the Board of Directors consists of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone and Theodore Simon. The function of the Stock Option Committee is to administer the Company's employee stock option plans. During the Company's fiscal year ended December 31, 1998, the Stock Option Committee held no meetings and acted on two occasions by unanimous written consent.

        The Audit Committee of the Board of Directors consists of Messrs. Howard
M. Siegel, Leonard Herz, Peter Breitstone and Theodore Simon. The function of the Audit Committee is to review and advise the Board with respect to matters concerning the financial condition and operations of the Company, to nominate independent auditors, subject to approval of the Company's Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. During the fiscal year ended December 31, 1998, the Audit Committee held no meetings and acted on no occasions by unanimous written consent.

        The Compensation Committee of the Board of Directors consists of Messrs. Howard M. Siegel, Leonard Herz, Peter Breitstone and Theodore Simon. The Compensation Committee reviews and discusses executive compensation for the Company's executive officers and makes recommendations to the Board of Directors in connection therewith. During the fiscal year ended December 31, 1998, the Compensation Committee held one meeting and acted on one occasion by unanimous written consent.

        The Board of Directors has no standing Executive or Nominating
Committees.

        Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors, the Stock Option Committee and the Audit Committee, if a member thereof.

COMPENSATION OF DIRECTORS

        Pursuant to the Company's 1997 Stock Option Plan, the Board has the authority to grant options to directors in its discretion. The Board may from time to time authorize the grant of stock options to directors in connection with attendance at Board of Director meetings, at such times and in amounts as determined by the Board in its sole discretion. The Board of Directors generally grants 10,000 options to each director per calendar year for participation in meetings of the Board. In addition, each director receives $750 for each meeting of the Board of Directors attended. No person receives any fees in connection with attendance at meetings of committees of the Board of Directors.

EXECUTIVE OFFICERS

        The Executive Officers of the Company are Howard M. Siegel, Chairman of the Board, President and Chief Executive Officer and Corey M. Aronin, Chief Financial Officer. The other Significant Officers of the Company are John Lesher, Vice President, Engineering, and John Rogers, Vice President, Operations and Secretary. Information regarding each of these persons is provided above.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as to the ownership of shares of the Company's Common Stock, as of April 23, 1999, with respect to (a) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock of the Company, (b) each director and nominee, (c) the executive officer named in the Summary Compensation Table under the caption "Executive Compensation" below and (d) all directors and executive officers of the Company as a group. The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

Name and Address                        Amount and Nature of      Percent of
Beneficial Owner                        Beneficial Ownership      of Class(1)
----------------                        --------------------      -----------

Howard M. Siegel(2)..................     1,252,906(3)                19.6%

Leonard Herz.........................        52,000(4)                    *
  254 Garfield Street
  Denver, Colorado  80206

Peter Breitstone.....................        30,000(5)                    *
  534 Willow Avenue
  Cedarhurst, New York 11516

Theodore Simon.......................       161,570(6)                  2.5%
  35 Melrose Road
  Dix Hills, New York 11746

Frederic Siegel (2)..................       135,228(7)                  2.2%

Kennedy Capital Management, Inc......       485,403(8)                  7.6%
  10829 Olive Boulevard
  St. Louis, Missouri 63141

All directors and executive
  officers as a group
  (5 persons)........................     1,631,704(9)                 25.6%


(1) Asterisk indicates less than 1%. Shares subject to options are considered outstanding only for the purpose of computing the percentage of outstanding Common Stock which would be owned by the optionee if the options were so exercised, but (except for the calculation of beneficial ownership by all directors and executive officers as a group) are not considered outstanding for the purpose of computing the percentage of outstanding Common Stock owned by any other person.

(2) The business address of each such person is c/o the Company at 3265 Lawson Boulevard, Oceanside, New York 11572.

(3) Includes 197,787 shares subject to currently exercisable stock options and 19,300 shares held by Mr. Siegel as custodian for his son.

(4) Includes 30,000 shares subject to currently exercisable stock options.

(5) Includes 30,000 shares subject to currently exercisable stock options.

(6) Includes 50,801 shares held by Mr. Simon as custodian for three of his children. Mr. Simon disclaims beneficial ownership of such shares. Also includes 10,000 shares subject to currently exercisable stock options.

(7) Includes 19,300 shares held by Mr. Howard M. Siegel as custodian for Frederic Siegel and 40,928 shares subject to currently exercisable stock options.

(8) Based solely upon a copy of a Schedule 13G received by the Company in February 1999.

(9)        Includes shares indicated in notes (3), (4), (5), (6) and (7).


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

                    Section 16(a) of the Securities Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to the Company. Based solely on a review of the copies of the reports furnished to the Company to date, or written representations that no reports were required, the Company believes that all filing requirements applicable to such persons were complied with.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

                  The following table sets forth information concerning the annual and long-term compensation of the Company's Chief Executive Officer (the "Named Executive Officer"), for services in all capacities to the Company and its subsidiaries during the Company's 1996, 1997 and 1998 fiscal years:


                                                                            Long-Term
      Name and                              Annual Compensation           Compensation
      Principal                           ----------------------          ------------
      Position               Year          Salary          Bonus           Options(#)
      ---------              ----          ------          -----           -----------

Howard M. Siegel             1998        $ 215,000             0            19,183
  Chairman of the            1997          200,000             0             9,200
  Board, President           1996          168,699        34,000            10,726
  and Chief Executive
  Officer

Corey M. Aronin              1998        $ 106,666             0            11,420
  Chief Financial Officer    1997           93,333             0             3,517
                             1996           20,000         1,000                 0

John Lesher                  1998        $ 105,000             0             7,825
  Vice President-            1997           92,512             0             5,313
  Engineering                1996           90,012         2,000             4,459

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                  The following table contains information concerning options granted during the Company's 1998 fiscal year to the Named Executive Officer. All such options were granted under the Company's 1998 Stock Option Plan or the Company's 1991 Stock Option Plan, as amended.

                                        Percent
                                        of Total
                                        Options
                                        Granted to            Exercise
                      Number of         Employees in          Price             Expiration
      Name             Options          Fiscal Year           Per Share         Date
      ----            ---------         ------------          ---------         ----------

Howard M. Siegel        10,000           11.90 %             $ 2.8188         1/02/2003
                         9,183            9.21 %             $ 3.1350         8/31/2003

Corey M. Aronin          7,250            8.63 %             $ 2.5625         1/02/2003
                         4,170            4.18 %             $ 2.7500         8/31/2003

John Lesher              5,000            5.95 %             $ 2.5625         1/02/2003
                         2,825            2.83 %             $ 2.7500         8/31/2003


OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUE

                  The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1998 and the number and value at December 31, 1998 of shares of Common Stock subject to unexercised options held by the individuals listed in the Summary Compensation Table.

                                                                Number of
                                                                Securities             Value of
                                                                Underlying             Unexercised
                                                                Unexercised            In-the-Money
                                                                Options/SARs           Options/SARs
                                                                at FY-End (#)          at FY-End ($)
                   Shares Acquired                              Exercisable/           Exercisable/
    Name           On Exercise (#)     Value Realized ($)(1)    Unexercisable          Unexercisable
    ----           ---------------     ---------------------    -------------          -------------

Howard M. Siegel        2,404              $ 1,487.47           197,787                $ 226,859.94

Corey M. Aronin             -                    -               14,937                $  20,879.38

John Lesher            53,202             $ 41,698.87            65,642                $  99,263.19

(1) Represents the closing bid price on the National Association of Securities Dealers Automated Quotation System of the underlying shares of Common Stock on the date of exercise less the option exercise price.

COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

                  The Board of Directors has a Compensation Committee, of which Mr. Howard M. Siegel is a member. The Compensation Committee advises the Board of Directors with respect to executive officer compensation.

EMPLOYMENT AGREEMENT

                    The Company and Howard M. Siegel are parties to an Employment Agreement ("Employment Agreement") dated as of January 1, 1997, which expires on December 31, 1999. Under the terms of the Employment Agreement, pursuant to which Mr. Siegel serves as the Company's Chairman of the Board, President and Chief Executive Officer, Mr. Siegel is paid an annual base salary of $200,000 for the first year of employment, $215,000 for the second year of employment and $230,000 for the remainder of the employment term.

                    In addition, Mr. Siegel will receive as additional compensation, for any year that the Company's pre-tax income, as defined in the Employment Agreement, exceeds $2,000,000, an amount equal to 8% of the Company's pre-tax income between $2,000,000 and $3,000,000, 9% of the Company's pre-tax income between $3,000,000 and $4,000,000 and 10% of the Company's pre-tax income in excess of $4,000,000. Such additional compensation may be paid to Mr. Siegel, at his option, in cash, Common Stock of the Company or a combination of both.

                    In the event of his death during the term of the Employment Agreement, Mr. Siegel's estate or such other person as he shall designate shall be entitled to receive his base pay for a period of one year from the date of his death. In the event that Mr. Siegel should become disabled and be unable to perform his duties for a period of one hundred eighty (180) consecutive days or an aggregate of more than one hundred and eighty (180) days in any 12 month period, the Company may terminate the Employment Agreement after the expiration of such period. Mr. Siegel shall be entitled to receive the base pay and the additional compensation earned for such fiscal year, if any, pro rated to the date of termination. In addition, in the event there is a "change in control" and Mr. Siegel terminates his employment with the Company within seven months after obtaining actual knowledge of the occurrence of certain circumstances relating to Mr. Siegel's employment, Mr. Siegel will be entitled to his base salary, the additional compensation described in the preceding paragraph, any benefits or awards earned through his last day of employment and a lump sum payment equal to 2.99 times his "base amount" as defined in section 280G(b)(3) of the Internal Revenue Code of 1986.

                    Mr. Siegel has agreed that for the term of the Employment Agreement and for 18 months after he ceases being an employee of the Company he will not directly or indirectly engage in any activity in the United States that is, directly or indirectly, competitive with the business conducted by the Company. Mr. Siegel has also agreed that he will not use or disclose to any third party any trade secrets or confidential information of the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

                    The Company's executive offices and primary monitoring center are located in a 5,600 square foot facility at 3265 Lawson Boulevard, Oceanside, New York. The Company leases this space and the adjoining 8,000 square foot parking lot from Howard M. Siegel pursuant to a lease which, as amended, expires on September 30, 2007. The lease provides for a current base annual rent of approximately $74,600, subject to a 5% annual increase, plus reimbursement of real estate taxes and certain operating expenses. In October 1997, the Company entered into a separate ten year operating lease for an additional 2,200 square feet of office space owned by Mr. Siegel. The lease calls for an initial minimum annual rental of $36,000, subject to a 5% annual increase plus reimbursement for real estate taxes. The Company believes that the terms of these leases are as favorable as could be obtained from an unaffiliated third party.

                    The Company purchases insurance through Breitstone & Co., Ltd., an insurance brokerage and consulting firm which is owned by Mr. Peter Breitstone. The annual commission currently earned by Breitstone & Co., Ltd. on such insurance is approximately $15,000. The Company believes that the premiums paid to the various insurance carriers are competitive and the commissions paid to Breitstone & Co., Ltd. are customary in the insurance industry.

                                   PROPOSAL 2

                            RATIFICATION OF SELECTION
                                       OF
                              INDEPENDENT AUDITORS

                    The Board of Directors believes that it is appropriate to submit for approval by its shareholders its selection of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ended December 31, 1999. Unless otherwise directed, persons named in the Proxy intend to cast all properly executed Proxies received by the time of the Meeting FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

                    A representative of Margolin, Winer & Evens LLP is expected to be present at the Annual Meeting of Shareholders with the opportunity to make a statement and to be available to respond to appropriate questions from shareholders.


                               VOTING REQUIREMENTS

                    Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast at the meeting will be required to ratify the appointment of Margolin, Winer & Evens LLP as auditors of the Company for the fiscal year ending December 31, 1999 (Proposal 2). Abstentions and broker nonvotes with respect to any matter are not considered as votes cast with respect to that matter.

                    THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE FOR EACH NOMINEE FOR DIRECTOR NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

                    Any shareholder proposal intended to be presented at the 2000 Annual Meeting of Shareholders must be received by the Company not later than January 7, 2000 for inclusion in the Company's proxy statement and form of proxy for that meeting.

OTHER MATTERS

                    Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

                    All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed Proxy.


                                     By Order of the Board of Directors,




                                     JOHN ROGERS
                                     Secretary


May 12, 1999

PROXY               AMERICAN MEDICAL ALERT CORP.                           PROXY
                   (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

                  The undersigned holder of Common Stock of AMERICAN MEDICAL ALERT CORP., revoking all proxies heretofore given, hereby constitutes and appoints Howard M. Siegel and John Rogers and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 1999 Annual Meeting of Shareholders of AMERICAN MEDICAL ALERT CORP., to be held at the offices of Parker Chapin Flattau & Klimpl, LLP, 1211 Avenue of the Americas, New York, New York 10036, on Wednesday, June 16, 1999 at 10:30 A.M., Eastern Daylight Time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the Meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted (i) FOR all listed nominees to serve as directors, and (ii) FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and in accordance with their discretion on such other matters as may properly come before the meeting.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE FOR ALL LISTED NOMINEES.


1.     Election of       FOR all nominees                    WITHHOLD AUTHORITY
       five Directors    listed (except as marked to the     to vote for all
                         listed nominees contrary) [ ]       below [ ]

Nominees:    Howard M. Siegel, Leonard Herz, Peter Breitstone, Theodore Simon
             and Frederic Siegel.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CIRCLE THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2. The ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

     FOR [ ]                   AGAINST [ ]                     ABSTAIN [ ]

3. The proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

             The shares represented by this Proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee listed above, FOR the ratification and approval of the appointment of Margolin, Winer & Evens LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 and in accordance with their discretion on such other matters as may properly come before the Meeting.

                                            Dated  _____________________, 1999

                                            ----------------------------------

                                            ----------------------------------
                                                           Signature(s)

                                        (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please identify the capacity in which you are acting.)